Exhibit 99.1

             First Alliance Mortgage Loan Trust 1998-4
             Mortgage Loan Asset Backed Certificates, Series 1998-4

             [$120,000,000] Class A Certificates

             -----------------------------------------------------------


             [$96,000,000] Class A-1 Certificates - [6.225]%
                                        (non-SMMEA-eligible)

             [$24,000,000] Class A-2 Certificates - 1M LIBOR + [TBD] bps
                                        (non-SMMEA-eligible)






The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1998-4 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                    First Alliance Mortgage Loan Trust 1998-4
                    Mortgage Loan Asset Backed Certificates, Series 1998-4

-------------------------------------------------------------------------------

Title of Securities:    First Alliance Mortgage Loan Trust 1998-4,
                        Class A-1 and  Class A-2 Certificates.

Certificate
Description:             Class A-1             Class A-2
                         ---------             ---------
Collateral:             Fixed-Rate             Adjustable-Rate
                        Mortgage Loans         Mortgage Loans
Prepayment
Assumption:             [27% HEP]              [30% CPR]

Approximate Size:       [$96,000,000]          [$24,000,000]

Average Life
to Call (years):        [2.982]                [2.462]

Average Life
to maturity (years):    [3.232]                [2.694]

Coupon:                 [6.225]                The lesser of:
                                               1) One Month LIBOR +[TBD] bps
                                               2) The Available Funds Cap

Coupon Step-up:         After the Clean-up     After the Clean-up Call,
                        Call, [0.50%]          the lesser of:
                                               1) One Month LIBOR + 2x [TBD] bps
                                               2) The Available Funds Cap

Yield to Call:          [6.177]                Variable

Collateral
Adjustment Frequency:   N/A                    Every 6 months (Both Interest
                                               Rate & Payment)

Payment Delay (days):   [19]                   NONE

Interest
Accrual Basis:          30/360                 Actual/360

Rating (Moody's/S&P):   Aaa/AAA                Aaa/AAA

Dated Date:             [12/01/1998]           [12/15/1998]

First Payment:          [01/20/1999]           [01/20/1999]

Expected Maturity
without Call:           [11/20/2014]           [05/20/2013]

Expected Maturity
with 10% Call:          [02/20/2006]           [03/20/2005]

Stated Maturity:        [03/01/2030]           [01/01/2029]

Pricing Date:           [12/03/1998]           [---TBD----]

Settlement Date:        [12/15/1998]           [12/15/1998]

Taxation:               REMIC                  REMIC

SMMEA Eligibility:      non-SMMEA              non-SMMEA



                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    First Alliance Mortgage Loan Trust 1998-4
                    Mortgage Loan Asset Backed Certificates, Series 1998-4
-------------------------------------------------------------------------------
Title of Securities:    First Alliance Mortgage Loan Trust 1998-4,
                        Class A-1 and  Class A-2 Certificates.

Fixed-Rate Loans:       Fixed-Rate conventional home equity mortgage loans
                        secured by first and second lien mortgage

Floating-Rate Loans:    Adjustable-Rate conventional home equity mortgage loans
                        secured by first lien mortgages and

Company and
Servicer:               First Alliance Mortgage Company, a California
                        corporation

Servicing Fee:          50 basis points per annum

Master Servicer:        Norwest Bank, Minnesota, National Association

Trustee:                Norwest Bank, Minnesota, National Association

Aggregate
Collateral Balance:     Fixed-Rate           $[96,000,000.00]
                        Floating-Rate        $[24,000,000.00]

Payment Date:           The 20th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on [January 20], 1999

Record Date:            Class A-1 and Class A-2 - The last day of the calendar
                        month immediately preceeding the related Payment Date

Interest
Accrual Period:         The interest accrual period for the Class A-1
                        Certificates is the calendar month prior to the month in which a distribution occurs.

                        Interest will accrue on the Class A-2 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Certificates:   Book-entry only through the same-day funds facilities
                        of DTC, Euroclear and CEDEL

Denominations:          Minimum denominations of $1,000 and integral multiples
                        thereof

Prepayment
Assumption:             For the Class A-1 Certificates, [27]% HEP ([2.7]% CPR in
                        month 1 with monthly incremental increases of [2.7]% CPR until the speed reaches [27]% CPR in month 10 based on loan seasoning.)

                        For the Class A-2 Certificates, [30]% CPR

10% Clean-up Call:      The Servicer has the option to exercise call when the
                        A-1 Certificate balance equals 10% of the original
                        A-1 Certificate balance. The call will be exercised at par plus accrued interest.

                        The Servicer has the option to exercise a call when the A-2 Certificate balance equals 10% of the A-2 Certificate balance. The call will be exercised at par plus accrued interest.

Coupon Step-Up:         If the Servicer does not exercise the Clean-up Call,
                        the coupon on the Class A-1 Certificates shall be raised to [6.225]% + 50 bps.

                        If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-2 Certificates shall be raised to 1M LIBOR + 2x [TBD]bps, subject to the Monthly Available Funds Cap.

Available Funds Cap:    The Available Funds Cap is the weighted average of the
                        Mortgage Rates on the Mortgage Loans in the Adjustable-Rate Loans, less the sum of (a) the Adjustable-Rate Loan Servicing Fee (50 bps), (b) the premiums due to the Certificate Insurer with respect to the Certificate Insurance Policy relating to the Class
                        A-2 Certificates, (c) the fees due to the Master
                        Servicer and the Trustee relating to the Class A-2
                        Certificates, and (d) beginning on the [seventh] Payment
                        Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Adjustable-Rate
                        Loans, calculated as of the first day of the related
                        Remittance Period.

Interest
Carry Forward:          The Class A-2 Certificates will have an interest carry
                        forward feature. The excess of the interest accrued on the Class A-2 Certificates based on LIBOR plus the margin over the amount of interest accrued at the Available Funds Cap will be paid on future Remittance
                        Dates to the extent of funds from the Adjustable-Rate
                        Loans prior to distributing any Excess Spread to the holder of the Class R Certificate. The Interest
                        Carryover Amount will accrue interest at the Class A-2
                        Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero. The
                        Interest Carryover Amount is not guaranteed by MBIA.
                        There will be no make-whole of the interest carry forward at the call date.

                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                    First Alliance Mortgage Loan Trust 1998-4
                    Mortgage Loan Asset Backed Certificates, Series 1998-4

-------------------------------------------------------------------------------

Pre-Funding Account:    On the Closing Date, approximately [$18,000,000] will be
                        deposited in a pre-funding account for the purchase of additional Fixed-Rate Mortgage Loans and [$6,000,000.00] will be deposited in a pre-funding account for the purchase of additional Adjustable-Rate Mortgage Loans.
                        From the Closing Date until [January 31,1999] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                        Funds remaining in the Fixed-Rate pre-funding account will be distributed to the Class A-1 Certificateholders as a prepayment on the [February] 1999 Payment Date.

                        Funds remaining in the Adjustable-Rate pre-funding account will be distributed to the Class A-2 Certificateholders as a prepayment on the [February] 1999 Payment Date.

Credit Enhancement:     A combination of:
                         - Excess Spread
                         - Overcollateralization
                         - Cross-collateralization
                         - 100% wrap from MBIA guarantee of timely interest and
                        ultimate principal

Certificate Ratings:    The Certificates will be rated AAA by Standard & Poor's
                        and Aaa by Moody's Investor Service.

Certificate Insurer:    MBIA Insurance Corporation ("MBIA") MBIA's claims-paying
                        ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:              Timely payments of interest and the ultimate payment of
                        principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:         The Certificates will be ERISA eligible. Investors
                        should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:               REMIC

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further
Information:            For further information, call the ABS desk at
                        (212) 778-2741, Len Blum at (212) 778-1397 John Kim
                        at (212) 778-1833, Naveen Bhalla at (212) 778-7448,
                        Howard Blecher at (212) 778-4429, or James Chuchman at
                        (212) 778-4540.


                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


 CURRENT BALANCE: $24,000,000.00                                                                 DATED DATE: 12/15/98
  CURRENT COUPON: TBD%                                 famt984                                FIRST PAYMENT: 01/20/99
          FACTOR: 1.0000000000                                                                TOTAL CLASSES: 2
ORIGINAL BALANCE: $24,000,000.00         BOND A2 DISCOUNT MARGIN ACT/360 TABLE             YIELD TABLE DATE: 12/15/98
                                           ASSUMED CONSTANT LIBOR-1M 5.5919

                                                   **** TO CALL ****

           PRICING SPEED
     GROUP I  HEP  27.00%      27.00%      27.00%      27.00%      27.00%      27.00%      27.00%
     GROUP II CPR  30.00%      24.00%      26.00%      28.00%      32.00%      34.00%      36.00%
     99-24        66.339      64.181      64.884      65.603      67.080      67.862       68.688
     99-24+       65.629      63.606      64.265      64.939      66.324      67.057       67.831
     99-25        64.919      63.031      63.646      64.276      65.567      66.251       66.974
     99-25+       64.209      62.456      63.027      63.612      64.811      65.446       66.117
     99-26        63.500      61.882      62.409      62.948      64.055      64.641       65.261
     99-26+       62.790      61.307      61.790      62.285      63.300      63.837       64.405
     99-27        62.081      60.733      61.172      61.622      62.544      63.032       63.548
     99-27+       61.372      60.159      60.554      60.959      61.789      62.228       62.693

     99-28        60.663      59.585      59.936      60.296      61.034      61.424       61.837
     99-28+       59.955      59.012      59.319      59.633      60.279      60.620       60.981
     99-29        59.246      58.438      58.701      58.971      59.524      59.817       60.126
     99-29+       58.538      57.865      58.084      58.309      58.769      59.013       59.271
     99-30        57.830      57.291      57.467      57.647      58.015      58.210       58.417
     99-30+       57.122      56.718      56.850      56.985      57.261      57.407       57.562
     99-31        56.415      56.145      56.233      56.323      56.507      56.605       56.708
     99-31+       55.707      55.573      55.616      55.661      55.753      55.802       55.854

    100-00        55.000      55.000      55.000      55.000      55.000      55.000       55.000
    100-00+       54.293      54.428      54.384      54.339      54.247      54.198       54.146
    100-01        53.586      53.855      53.768      53.678      53.494      53.396       53.293
    100-01+       52.879      53.283      53.152      53.017      52.741      52.595       52.440
    100-02        52.173      52.711      52.536      52.356      51.988      51.793       51.587
    100-02+       51.467      52.139      51.920      51.696      51.236      50.992       50.734
    100-03        50.760      51.568      51.305      51.036      50.483      50.191       49.882
    100-03+       50.055      50.996      50.690      50.375      49.731      49.390       49.030

    100-04        49.349      50.425      50.074      49.716      48.979      48.590       48.178
    100-04+       48.643      49.854      49.459      49.056      48.228      47.789       47.326
    100-05        47.938      49.283      48.845      48.396      47.476      46.989       46.474
    100-05+       47.233      48.712      48.230      47.737      46.725      46.189       45.623
    100-06        46.528      48.141      47.616      47.078      45.974      45.390       44.772
    100-06+       45.823      47.570      47.001      46.419      45.223      44.590       43.921
    100-07        45.118      47.000      46.387      45.760      44.472      43.791       43.070
    100-07+       44.414      46.430      45.773      45.101      43.722      42.992       42.220

First Payment      0.097       0.097       0.097       0.097       0.097       0.097        0.097
Average Life       2.462       3.141       2.882       2.657       2.292       2.136        1.993
Last Payment       6.264       8.014       7.347       6.764       5.847       5.431        5.014
Mod.Dur. @ 100-00  2.123       2.622       2.435       2.270       1.992       1.871        1.758








                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------

     -  FAMT84
     -  Cut Off Date of Tape is  11/30/98
     -  Fixed Rate Collateral
     -      $74,677,660.67
     -  Mortgage Summary Report
-------------------------------------------------------------------------------

Number of Mortgage Loans:                                           854

Lien Status:                                     1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                      $74,677,660.67
Aggregate Original Principal Balance:                    $75,677,335.00

Weighted Average Gross Coupon:                                   9.164%
Gross Coupon Range:                                   6.490% -  14.500%
-------------------------------------------------------------------------------

Average Unpaid Principal Balance:                            $87,444.57
Average Original Principal Balance:                          $88,615.15

Maximum Unpaid Principal Balance:                           $359,073.11
Minimum Unpaid Principal Balance:                            $12,973.91

Maximum Original Principal Balance:                         $362,317.00
Minimum Original Principal Balance:                          $16,100.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):               329.432 * excludes I/O Periods

Stated Rem Term Range:                                69.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):                  10.924 * excludes I/O Periods
Age Range:                                             0.000 -  111.000

Weighted Average Original Term(to amortization):                340.824 * excludes I/O Periods
Original Term Range (to amortization):               120.000 -  411.000

Weighted Average Original LTV:                                   60.580
Original LTV Range:                                   6.809% -  84.992%

Weighted Average Combined LTV:                                   61.003
Combined LTV Range:                                   9.771% -  84.992%
--------------------------------------------------------------------------------








                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.00% < Gross Coupon <=  6.50%          1           82,692.34          0.11
 6.50% < Gross Coupon <=  7.00%          1          107,990.00          0.14
 7.00% < Gross Coupon <=  7.50%         23        2,288,550.78          3.06
 7.50% < Gross Coupon <=  8.00%         65        5,831,008.87          7.81
 8.00% < Gross Coupon <=  8.50%        129       11,865,450.14         15.89
 8.50% < Gross Coupon <=  9.00%        220       18,779,201.76         25.15
 9.00% < Gross Coupon <=  9.50%        153       14,822,541.75         19.85
 9.50% < Gross Coupon <= 10.00%        157       13,449,624.92         18.01
10.00% < Gross Coupon <= 10.50%         47        3,459,061.70          4.63
10.50% < Gross Coupon <= 11.00%         33        2,531,661.54          3.39
11.00% < Gross Coupon <= 11.50%          8          385,358.41          0.52
11.50% < Gross Coupon <= 12.00%          7          455,279.25          0.61
12.00% < Gross Coupon <= 12.50%          3          158,089.00          0.21
12.50% < Gross Coupon <= 13.00%          4          278,824.50          0.37
13.50% < Gross Coupon <= 14.00%          2           80,194.62          0.11
14.00% < Gross Coupon <= 14.50%          1          102,131.09          0.14
-------------------------------------------------------------------------------
Total..........                        854      $74,677,660.67        100.00%
===============================================================================






                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 60 < Rem Term <=  72          1          22,998.53           0.03%
 96 < Rem Term <= 108          6         161,198.01           0.22%
108 < Rem Term <= 120         10         521,814.30           0.70%
120 < Rem Term <= 132         11         512,228.91           0.69%
132 < Rem Term <= 144          3         118,695.39           0.16%
144 < Rem Term <= 156          7         434,122.06           0.58%
156 < Rem Term <= 168         22       1,470,379.37           1.97%
168 < Rem Term <= 180         63       4,253,467.54           5.70%
204 < Rem Term <= 216          2         128,300.64           0.17%
216 < Rem Term <= 228          3         216,308.93           0.29%
228 < Rem Term <= 240          7         459,163.15           0.61%
276 < Rem Term <= 288          1         102,131.09           0.14%
288 < Rem Term <= 300          9         954,792.75           1.28%
300 < Rem Term <= 312         40       3,835,429.84           5.14%
312 < Rem Term <= 324         14         782,230.21           1.05%
324 < Rem Term <= 336         49       4,427,593.22           5.93%
336 < Rem Term <= 348        128      11,460,463.56          15.35%
348 < Rem Term <= 360        478      44,816,343.17          60.01%
-------------------------------------------------------------------
Total............            854     $74,677,660.67         100.00%
===================================================================




                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

 5.00 < LTV <= 10.00               3            64,987.38       0.09
10.00 < LTV <= 15.00              13           392,762.89       0.53
15.00 < LTV <= 20.00              17           523,996.85       0.70
20.00 < LTV <= 25.00              19           894,967.10       1.20
25.00 < LTV <= 30.00              31         1,387,362.91       1.86
30.00 < LTV <= 35.00              37         2,331,696.93       3.12
35.00 < LTV <= 40.00              40         2,528,590.89       3.39
40.00 < LTV <= 45.00              44         3,517,889.60       4.71
45.00 < LTV <= 50.00              67         4,795,066.96       6.42
50.00 < LTV <= 55.00              62         5,133,092.96       6.87
55.00 < LTV <= 60.00              91         8,196,706.92      10.98
60.00 < LTV <= 65.00             131        12,963,265.79      17.36
65.00 < LTV <= 70.00             126        12,115,305.84      16.22
70.00 < LTV <= 75.00             106        12,370,073.51      16.56
75.00 < LTV <= 80.00              59         6,750,773.28       9.04
80.00 < LTV <= 85.00               8           711,120.86       0.95
--------------------------------------------------------------------------
Total....................        854       $74,677,660.67     100.00%
==========================================================================





                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
          Combined           Number of       Unpaid          Aggregate
        Loan-To-Value        Mortgage       Principal        Principal
            Ratio              Loans         Balance          Balance

  5.000 <Comb LTV<=  10.000        1            23,828.06       0.03
 10.000 <Comb LTV<=  15.000        8           222,239.37       0.30
 15.000 <Comb LTV<=  20.000       14           398,819.78       0.53
 20.000 <Comb LTV<=  25.000       17           841,438.10       1.13
 25.000 <Comb LTV<=  30.000       29         1,232,770.01       1.65
 30.000 <Comb LTV<=  35.000       36         2,233,971.03       2.99
 35.000 <Comb LTV<=  40.000       38         2,436,717.95       3.26
 40.000 <Comb LTV<=  45.000       45         3,546,576.83       4.75
 45.000 <Comb LTV<=  50.000       68         4,897,357.18       6.56
 50.000 <Comb LTV<=  55.000       61         5,067,550.46       6.79
 55.000 <Comb LTV<=  60.000       92         8,219,759.30      11.01
 60.000 <Comb LTV<=  65.000      134        13,086,858.97      17.52
 65.000 <Comb LTV<=  70.000      132        12,376,426.69      16.57
 70.000 <Comb LTV<=  75.000      110        12,571,349.27      16.83
 75.000 <Comb LTV<=  80.000       60         6,797,902.90       9.10
 80.000 <Comb LTV<=  85.000        9           724,094.77       0.97
--------------------------------------------------------------------------
Total....................        854       $74,677,660.67     100.00%
==========================================================================




                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                              JUNIOR LIEN RATIOS



                                                           Percentage of
                                            Aggregate      Cut-Off Date
          JUNIOR             Number of       Unpaid          Aggregate
           LIEN              Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.000 < LIEN <=  20.000           4           104,667.40       0.14
20.000 < LIEN <=  30.000           5           198,322.28       0.27
30.000 < LIEN <=  40.000           3           100,658.62       0.13
40.000 < LIEN <=  50.000           3           138,885.22       0.19
50.000 < LIEN <=  60.000           1           112,646.28       0.15
60.000 < LIEN <=  70.000           2            79,337.23       0.11
70.000 < LIEN <=  80.000           2           113,046.85       0.15
80.000 < LIEN <=  90.000           3           158,344.44       0.21
90.000 < LIEN <= 100.000         831        73,671,752.35      98.65
--------------------------------------------------------------------------
Total....................        854       $74,677,660.67     100.00%
==========================================================================






                        CURRENT MORTGAGE LOAN AMOUNTS


                                                             Percentage of
                                              Aggregate      Cut-Off Date
             Current           Number of       Unpaid          Aggregate
          Mortgage Loan        Mortgage       Principal        Principal
        Principal Balance        Loans         Balance          Balance

             Balance <=  25,000     21           426,639.55       0.57
    25,000 < Balance <=  50,000    126         4,952,105.34       6.63
    50,000 < Balance <=  75,000    227        14,251,309.64      19.08
    75,000 < Balance <= 100,000    229        19,857,093.29      26.59
   100,000 < Balance <= 150,000    184        21,947,014.43      29.39
   150,000 < Balance <= 175,000     25         4,000,888.36       5.36
   175,000 < Balance <= 200,000     18         3,364,854.93       4.51
   200,000 < Balance <= 250,000     15         3,307,000.91       4.43
   250,000 < Balance <= 300,000      7         1,872,800.08       2.51
   300,000 < Balance <= 350,000      1           338,881.03       0.45
   350,000 < Balance <= 400,000      1           359,073.11       0.48
--------------------------------------------------------------------------
Total....................          854       $74,677,660.67     100.00%
==========================================================================








                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                   16               1,168,345.75         1.56
California               274              27,538,834.66        36.88
Colorado                  23               1,820,920.82         2.44
Dist of Col                5                 419,509.03         0.56
Florida                   28               2,102,189.85         2.82
Georgia                   12                 758,234.60         1.02
Idaho                      1                 165,932.74         0.22
Illinois                  67               4,905,257.30         6.57
Maryland                  26               2,188,330.60         2.93
Massachusetts             16               1,421,547.88         1.90
Minnesota                 14               1,102,666.41         1.48
New Jersey                74               6,032,207.35         8.08
New York                  98               9,100,203.66        12.19
Ohio                      27               1,743,790.79         2.34
Oregon                    49               4,077,166.16         5.46
Pennsylvania              32               2,441,292.26         3.27
Utah                      39               2,744,519.66         3.68
Virginia                  10               1,050,018.42         1.41
Washington                43               3,896,692.73         5.22
--------------------------------------------------------------------------
Total...............     854             $74,677,660.67       100.00%
==========================================================================


                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    765        67,279,997.82      90.09
PUD                                4           212,980.26       0.29
Condominiums                      14         1,022,714.36       1.37
2-4 Family                        71         6,161,968.23       8.25
--------------------------------------------------------------------------
Total...............             854       $74,677,660.67     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                    812       71,327,516.34          95.51
Investor                       40        2,987,211.12           4.00
Second Home                     2          362,933.21           0.49
--------------------------------------------------------------------------
Total..................       854      $74,677,660.67         100.00%
==========================================================================


                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------

     -  FAMT984
     -  Cut Off Date of Tape is  11/30/98
     -  Adjustable Rate Collateral
     -  $20,466,013.71
-------------------------------------------------------------------------------

Number of Mortgage Loans:                                          175

Lien Status:                                            1st Lien Loans

Aggregate Unpaid Principal Balance:                     $20,466,013.71
Aggregate Original Principal Balance:                   $20,488,989.00
--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                                8.202%
Gross Coupon Range:                                   5.890% - 11.990%

Weighted Average Margin (Gross):                                5.684%
Gross Margin Range:                                   3.990% -  9.012%

Weighted Average Life Cap (Gross):                             15.202%
Gross Life Cap Range:                                12.890% - 18.990%

Weighted Average Life Floor (Gross):                            8.202%
Gross Life Floor Range:                               5.890% - 11.990%
-------------------------------------------------------------------------------

Average Unpaid Principal Balance:                          $116,948.65
Average Original Principal Balance:                        $117,079.94

Maximum Unpaid Principal Balance:                          $367,470.00
Minimum Unpaid Principal Balance:                           $21,531.00

Maximum Original Principal Balance:                        $367,470.00
Minimum Original Principal Balance:                         $21,531.00

Weighted Avg. Stated Rem.Term (PTD to Mat Date):               347.004 * excludes I/O Periods
Stated Rem Term Range:                               176.000 - 360.000

Weighted Average Age (First Pay thru Paid Thru):                 0.691 * excludes I/O Periods
Age Range:                                             0.000 -   4.000

Weighted Average Original Term (To Amortization):              347.695 * excludes I/O Periods
Original Term Range (To Amortization):               180.000 - 360.000

Weighted Average Original LTV:                                  63.754
Original LTV Range:                                  22.664% - 80.000%

Weighted Average Periodic Interest Cap:                         1.088%
Periodic Interest Cap Range:                          1.000% -  1.500%

Weighted Average Months to Interest Roll:                        6.544
Months to Interest Roll Range:                             3 - 24

Weighted Average Interest Roll Frequency:                        6.000
Interest Frequency Range:                                  6 -   6
-------------------------------------------------------------------------------






                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                                                            LOAN TYPE
----------------------------------------------------------------------------------------------------------------------------------
                                           WA            WA      WA      WA    PER     MONTH    WA     Total          Total
                    #        %            Rem      WA   Orig    LIFE   GROSS   INT     TO INT  LIFE   Original       Current
  Loan Type       Loan     Pool   WAC    Term     Age   LTV     CAP    MARGIN  CAP     ROLL   FLOOR    Balance       Balance

2/28 LIBOR ARMs      4     2.31  7.797  359.20    .80   59.68   14.80   5.513  1.500   23.33   7.80     $473,750.00    $474,179.77
Six Month LIBOR    171    97.69  8.212  346.71    .69   63.85   15.21   5.689  1.079    6.15   8.21  $20,015,239.00  $19,992633.94
----------------------------------------------------------------------------------------------------------------------------------
Total.....         175   100.00% 8.202  347.00    .69   63.75   15.20   5.684  1.088    6.54   8.20  $20,488,989.00  $20,466,013.71
===================================================================================================================================


                                GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 5.50% < Gross Coupon <=  6.00%          1          362,630.97          1.77
 6.50% < Gross Coupon <=  7.00%         10          919,338.00          4.49
 7.00% < Gross Coupon <=  7.50%         29        3,824,982.33         18.69
 7.50% < Gross Coupon <=  8.00%         60        7,026,345.23         34.33
 8.00% < Gross Coupon <=  8.50%         21        2,308,967.09         11.28
 8.50% < Gross Coupon <=  9.00%         25        2,853,190.08         13.94
 9.00% < Gross Coupon <=  9.50%          7          783,607.17          3.83
 9.50% < Gross Coupon <= 10.00%         12        1,316,337.00          6.43
10.50% < Gross Coupon <= 11.00%          8          909,273.84          4.44
11.50% < Gross Coupon <= 12.00%          2          161,342.00          0.79
-------------------------------------------------------------------------------
Total..........                        175      $20,466,013.71        100.00%
===============================================================================








                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

168 < Rem Term <= 180         17       1,259,015.26           6.15%
228 < Rem Term <= 240          2         210,103.00           1.03%
348 < Rem Term <= 360        156      18,996,895.45          92.82%
-------------------------------------------------------------------
Total............            175     $20,466,013.71         100.00%
===================================================================





                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

20.00 < LTV <= 25.00               3           161,476.15       0.79
25.00 < LTV <= 30.00               1            39,910.37       0.20
30.00 < LTV <= 35.00               2           112,794.54       0.55
35.00 < LTV <= 40.00               6           419,126.28       2.05
40.00 < LTV <= 45.00              12           785,562.01       3.84
45.00 < LTV <= 50.00              13         1,282,062.46       6.26
50.00 < LTV <= 55.00              19         1,938,138.09       9.47
55.00 < LTV <= 60.00              12         1,026,036.69       5.01
60.00 < LTV <= 65.00              37         4,868,711.67      23.79
65.00 < LTV <= 70.00              30         3,938,052.40      19.24
70.00 < LTV <= 75.00              26         3,888,753.89      19.00
75.00 < LTV <= 80.00              14         2,005,389.16       9.80
--------------------------------------------------------------------------
Total....................        175       $20,466,013.71     100.00%
==========================================================================




                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

             Balance <=    25,000      1            21,531.00       0.11
    25,000 < Balance <=    50,000     16           692,851.40       3.39
    50,000 < Balance <=    75,000     36         2,315,981.82      11.32
    75,000 < Balance <=   100,000     39         3,525,081.55      17.22
   100,000 < Balance <=   150,000     36         4,379,207.14      21.40
   150,000 < Balance <=   175,000     15         2,401,167.24      11.73
   175,000 < Balance <=   200,000     14         2,616,522.88      12.78
   200,000 < Balance <=   250,000     11         2,453,214.36      11.99
   250,000 < Balance <=   300,000      5         1,330,355.35       6.50
   350,000 < Balance <=   400,000      2           730,100.97       3.57
--------------------------------------------------------------------------
Total....................            175       $20,466,013.71     100.00%
==========================================================================








                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance

Arizona                    5                 424,431.59         2.07
California                46               7,591,647.60        37.09
Colorado                   8                 702,014.40         3.43
Florida                    4                 465,813.52         2.28
Georgia                    3                 502,365.20         2.45
Illinois                  15               1,566,108.75         7.65
Minnesota                  4                 254,448.38         1.24
New Jersey                26               2,932,970.16        14.33
New York                   7                 652,818.33         3.19
Ohio                      14               1,072,860.80         5.24
Oregon                    11               1,043,280.60         5.10
Pennsylvania              10                 736,350.39         3.60
Utah                      12               1,226,820.64         5.99
Virginia                   1                  75,665.99         0.37
Washington                 9               1,218,417.36         5.95
--------------------------------------------------------------------------
Total...............     175             $20,466,013.71       100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP


                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

12.500 < LIFE CAP <= 13.000             1       362,630.97           1.77
13.500 < LIFE CAP <= 14.000            10       919,338.00           4.49
14.000 < LIFE CAP <= 14.500            29     3,824,982.33          18.69
14.500 < LIFE CAP <= 15.000            60     7,026,345.23          34.33
15.000 < LIFE CAP <= 15.500            21     2,308,967.09          11.28
15.500 < LIFE CAP <= 16.000            25     2,853,190.08          13.94
16.000 < LIFE CAP <= 16.500             7       783,607.17           3.83
16.500 < LIFE CAP <= 17.000            12     1,316,337.00           6.43
17.500 < LIFE CAP <= 18.000             8       909,273.84           4.44
18.500 < LIFE CAP <= 19.000             2       161,342.00           0.79
--------------------------------------------------------------------------
Total.................               175    $20,466,013.71         100.00%
==========================================================================









                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 5.500 < Life Floor <=  6.000           1       362,630.97      1.77
 6.500 < Life Floor <=  7.000          10       919,338.00      4.49
 7.000 < Life Floor <=  7.500          29     3,824,982.33     18.69
 7.500 < Life Floor <=  8.000          60     7,026,345.23     34.33
 8.000 < Life Floor <=  8.500          21     2,308,967.09     11.28
 8.500 < Life Floor <=  9.000          25     2,853,190.08     13.94
 9.000 < Life Floor <=  9.500           7       783,607.17      3.83
 9.500 < Life Floor <= 10.000          12     1,316,337.00      6.43
10.500 < Life Floor <= 11.000           8       909,273.84      4.44
11.500 < Life Floor <= 12.000           2       161,342.00      0.79
--------------------------------------------------------------------------
Total.................                175   $20,466,013.71    100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     145         16,846,101.33          82.31
  1.500                      30          3,619,912.38          17.69
--------------------------------------------------------------------------
Total.................      175        $20,466,013.71         100.00%
==========================================================================















                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                  Gross Margin


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
            Margin                  Loans       Balance       Balance

 3.000 < Gross Margin <=  4.00          2       186,154.99      0.91
 4.000 < Gross Margin <=  5.00         35     4,150,207.40     20.28
 5.000 < Gross Margin <=  6.00         99    11,802,725.73     57.67
 6.000 < Gross Margin <=  7.00         27     3,049,600.29     14.90
 7.000 < Gross Margin <=  8.00          9     1,002,853.30      4.90
 8.000 < Gross Margin <=  9.00          2       155,540.00      0.76
 9.000 < Gross Margin <= 10.00          1       118,932.00      0.58
--------------------------------------------------------------------------
Total.................                175   $20,466,013.71    100.00%
==========================================================================



                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    168        19,379,542.21      94.69
PUD                                1           362,630.97       1.77
Condominiums                       2           399,722.15       1.95
2-4 Family                         4           324,118.38       1.58
--------------------------------------------------------------------------
Total...............             175       $20,466,013.71     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                          Number of        Unpaid            Aggregate
                          Mortgage        Principal          Principal
                            Loans          Balance            Balance

Owner Occ.                    172       20,086,266.39          98.14
Investor                        3          379,747.32           1.86
--------------------------------------------------------------------------
Total..................       175      $20,466,013.71         100.00%
==========================================================================






                        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.